SECTION 1350 CERTIFICATION

In connection with the Annual Report of Advanced Sports Technologies, Inc. ("Company") on Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dated indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2004 (18 U.S.C. Section 1350) that to their knowledge:

1.	The Report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 12, 2006         By: /s/ James Mongiardo
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                                 James Mongiardo, President, CEO and CFO